THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUS DATED JULY 1, 2025

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
VARIABLE UNIVERSAL LIFE PLUS

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses, as applicable, for the above-referenced variable life policy and any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Update to Periodic Charges (Other than Portfolio Operating Expenses)
Effective January 1, 2026, in all states/jurisdictions other than the states of California, New York, and Texas, under “Fee and Expense Tables” section, in the table titled “Periodic Charges (Other than Portfolio Operating Expenses),” under the sub-header rows titled “Cost of Insurance Charge,” Selected Monthly Premium Benefit Charge,” and “Additional Purchase Benefit Charge” the “Current Charge” for the Maximum Charge, Minimum Charge, and Charge for Insured, Issue Age 0, Male, and related footnote, are amended to reflect the following changes. These changes will become effective on or about March 1, 2026, in the states/jurisdictions of California, New York, and Texas.
Amount Deducted
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Minimum Charge[4]		$0.007 (monthly) per $1,000 of net amount at risk	$0.005 (monthly) per $1,000 net amount at risk
Selected Monthly Premium Benefit Charge[15]	Monthly, on each Monthly Processing Date
Maximum Charge[16]		The greater of $0.09 (monthly) per $1.00 of Selected Monthly Premium, or $0.14 (monthly) per $1.00 of Specified Monthly Charges	The greater of $0.02 (monthly) per $1.00 of Selected Monthly Premium, or $0.03 (monthly) per $1.00 of Specified Monthly Charges
Charge for Insured Age 0, Male, Premier Non- Tobacco underwriting classification		$0.003 per $1.00 of Selected Monthly Premium	$0.0009 (monthly) per $1.00 of Selected Monthly Premium
Additional Purchase Benefit Charge[18]	Monthly, on each Monthly Processing Date
Minimum Charge[20]		$0.04 (monthly) per $1,000 of additional purchase benefit amount	$0.00 (monthly) per $1,000 of additional purchase benefit amount
Charge for Insured, Issue Age 0, Male		$0.04 (monthly) per $1,000 of additional purchase benefit amount	$0.01 (monthly) per $1,000 of additional purchase benefit
20
The Current Charge for the Minimum Charge for the Additional Purchase Benefit Charge assumes that the Insured has the following characteristics: Female, Benefit added at Attained Age 30, 33, 36, and 38. The Guaranteed Maximum Charge for the Minimum Charge of the Additional Purchase Benefit Charge assumes that the Insured has the following characteristic: Male or Female, Benefit added at Attained Age 0.

This Supplement is dated November 21, 2025.